							RATE	NEXT
TRADE		SETTLEMENT	MATURITY	NEXT PAY		CALL	TYPE/ RATE	CALL	COUPON
DATE	CUSIP	DATE	DATE	DATE	CALL TYPE (1)	STYLE (2)	SUB-TYPE (3)(4)	DATE	PCT	BANK PAR
7/11/2018	3130AEB25	7/13/2018	6/9/2028	12/9/2018	Non-Callable		Fixed Constant		3.250	2,000,000
		-	-	—
7/11/2018	3130AEBM1	7/13/2018	6/10/2022	12/10/2018	Non-Callable		Fixed Constant		2.750	7,000,000
		-	-	—
7/11/2018	3130AEBV1	7/13/2018	6/13/2025	12/13/2018	Non-Callable		Fixed Constant		3.125	6,000,000
		-	-	—
7/11/2018	3130AELH1	7/18/2018	7/18/2025	1/18/2019	Optional Principal Redemption	American	Fixed Constant	7/18/2019	3.600	8,000,000
		-	-	—				-
7/11/2018	3130AELY4	7/19/2018	7/19/2023	1/19/2019	Optional Principal Redemption	American	Fixed Constant	7/19/2019	3.240	6,000,000
		-	-	—				-
7/11/2018	3130AELZ1	7/12/2018	7/12/2019	1/12/2019	Non-Callable		Fixed Constant		2.375	7,000,000
		-	-	—
7/11/2018	3130AEM72	7/25/2018	7/25/2028	1/25/2019	Optional Principal Redemption	American	Fixed Constant	7/25/2019	3.900	10,000,000
		-	-	—				-
7/11/2018	3130AEM98	7/23/2018	7/23/2043	1/23/2019	Optional Principal Redemption	American	Fixed Constant	7/23/2019	4.375	2,000,000
		-	-	—				-
7/11/2018	3130AEMC1	7/13/2018	7/13/2021	8/13/2018	Non-Callable		Variable Single Index Floater			100,000,000
		-	-	—
7/11/2018	313370E38	7/13/2018	6/12/2020	12/12/2018	Non-Callable		Fixed Constant		3.375	9,000,000
		-	-	—
7/11/2018	313373ZY1	7/13/2018	6/11/2021	12/11/2018	Non-Callable		Fixed Constant		3.625	8,000,000
		-	-	—
7/11/2018	313383QR5	7/13/2018	6/9/2023	12/9/2018	Non-Callable		Fixed Constant		3.250	5,000,000
		-	-	—
7/12/2018	3130AEM98	7/23/2018	7/23/2043	1/23/2019	Optional Principal Redemption	American	Fixed Constant	7/23/2019	4.375	3,000,000
		-	-	—				-
7/12/2018	3130AEMH0	7/16/2018	7/16/2019	8/16/2018	Non-Callable		Variable Single Index Floater			80,000,000
		-	-	—
7/13/2018	3130AEB25	7/17/2018	6/9/2028	12/9/2018	Non-Callable		Fixed Constant		3.250	5,000,000
		-	-	—
7/13/2018	3130AEBM1	7/17/2018	6/10/2022	12/10/2018	Non-Callable		Fixed Constant		2.750	7,000,000
		-	-	—
7/13/2018	3130AEBV1	7/17/2018	6/13/2025	12/13/2018	Non-Callable		Fixed Constant		3.125	2,000,000
		-	-	—
7/13/2018	3130AEBV1	7/17/2018	6/13/2025	12/13/2018	Non-Callable		Fixed Constant		3.125	8,000,000
		-	-	—
7/13/2018	3130AELH1	7/18/2018	7/18/2025	1/18/2019	Optional Principal Redemption	American	Fixed Constant	7/18/2019	3.600	14,000,000
		-	-	—				-
7/13/2018	3130AELY4	7/19/2018	7/19/2023	1/19/2019	Optional Principal Redemption	American	Fixed Constant	7/19/2019	3.240	9,000,000
		-	-	—				-
7/13/2018	3130AEM72	7/25/2018	7/25/2028	1/25/2019	Optional Principal Redemption	American	Fixed Constant	7/25/2019	3.900	9,000,000
		-	-	—				-
7/13/2018	3130AEMK3	7/16/2018	7/16/2019	1/16/2019	Non-Callable		Fixed Constant		2.375	10,000,000
		-	-	—
7/13/2018	313370E38	7/17/2018	6/12/2020	12/12/2018	Non-Callable		Fixed Constant		3.375	13,000,000
		-	-	—
7/13/2018	313373ZY1	7/17/2018	6/11/2021	12/11/2018	Non-Callable		Fixed Constant		3.625	8,000,000
		-	-	—
7/13/2018	313383QR5	7/17/2018	6/9/2023	12/9/2018	Non-Callable		Fixed Constant		3.250	7,000,000
		-	-	—

(1)    Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.
Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2)    Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the Bank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:

   American-redeemable continuously on and after the first redemption date and until maturity.

   Bermudan-redeemable on specified recurring dates on and after the first redemption date, until maturity.

   European-redeemable on a particular date only.

   Canary-redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

   Multi-European-redeemable on particular dates only.

(3)    Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.
Fixed bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4)    Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.
Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Zero Coupon bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the bond, with principal and interest paid at maturity or upon redemption to the extent exercised prior to maturity.
Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.
Dual Index Floater bonds have an interest rate determined by two or more indices, according to the terms of the bond.
Leveraged/Deleveraged bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the bond: multiplier > 1 = leveraged, multiplier < 1 = deleveraged.
Inverse Floater bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the bond.
Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.
Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.
Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.

Date:

Prepared by:
Reviewed by: